Supplement dated June 15, 2020

to the Currently Effective Prospectus of

the PGIM Income Builder Fund

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

Effective June 15, 2020, the section entitled “More about the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks – Investments and Investment Strategies –Jennison – Equity and Equity-Related Securities” in the Fund's Statutory Prospectus is amended to add the following:

With respect to the equity and equity-related securities sleeve of the Fund allocated by QMA to be managed by Jennison, Jennison may invest: up to 20% of the Fund’s investable assets in foreign equity-related securities; up to 15% of the Fund’s investable assets in REITs; up to 15% of its investable assets in convertible securities; and up to 15% of the Fund’s investable assets in preferred securities. The foregoing limits do not apply to Jennison’s management of the Master Limited Partnership (MLP) strategy.

LR1319